Exhibit 10.2.6

                                   AGREEMENT

THIS AGREEMENT is dated as of the 13th day of August, 2003 between the parties listed on the execution pages hereof.

RECITALS:

A. Maxxcom Inc., a corporation incorporated under the laws of the Province of Ontario ("Maxxcom"), and Maxxcom Inc., a corporation incorporated under the laws of the State of Delaware ("Maxxcom US"), as borrowers, various subsidiaries of Maxxcom and Maxxcom US, as guarantors, The Bank of Nova Scotia, as agent, and the Lenders (as defined therein) are parties to the Second Amended and Restated Credit Agreement dated as of 11 July 2001, as amended by the first amendment agreement made as of 31 March 2002, the second amendment agreement made as of 30 June 2002 and the third amendment agreement made as of 28 October 2002 (as further amended, supplemented, restated or replaced from time to time, the "Credit Agreement").

B. Osprey London Limited ("Osprey") and Interfocus Group Limited (then known as Sevco 1156 Limited), a Restricted Party under the Credit Agreement, entered into an asset purchase agreement (the "Asset Purchase Agreement") dated 5 September 2000 under which Interfocus Group Limited agreed to purchase the business of Osprey, which agreement provided for, inter alia, deferred compensation to be paid to Osprey in certain circumstances.

C. Interfocus Group Limited and Osprey have been unable to agree as to the amount of the deferred compensation payable under the Asset Purchase Agreement with the result that Osprey invoked the dispute settlement mechanism in the Asset Purchase Agreement under which an expert was to make a determination of the gross income of Interfocus Group Limited for certain periods, on which the calculation of the deferred compensation payable would be based.

D. On 27 June 2003 the expert appointed under the Asset Purchase Agreement made its determination with the result that Interfocus Group Limited owes Osprey the amount of (pound)464,193.80, which determination is final and binding upon both Interfocus Group Limited and Osprey.

E. On 15 July 2003 Osprey issued a Statutory Demand under the Insolvency Act 1986 (England) against Interfocus Group Limited demanding payment of the amount of (pound)464,193.80, failure of payment of which prior to the expiry of the Statutory Demand would entitle Osprey to issue a winding-up petition against Interfocus Group Limited.

F. Interfocus Group Limited did not pay the amount of (pound)464,193.80 to Osprey prior to the expiry of the Statutory Demand on 6 August 2003 and, on 8 August 2003, Osprey issued a winding-up petition against Interfocus Group Limited and served such winding-up petition on Interfocus Group Limited on the same day.

G. Osprey is entitled to publish notice of its application for the winding-up of Interfocus Group Limited after 15 August 2003.

H. Maxxcom has advised the Agent that it intends to undertake a series of steps and enter into a series of transactions which are detailed in Appendix A and are referred to herein, collectively, as the "Pre-Packaged Receivership".

I. Maxxcom has further advised the Agent that it is entitled to implement the Pre-Packaged Receivership under English law and that taking the steps and entering into the transactions contemplated by the Pre-Packaged Receivership is, in light of the circumstances, the most effective means by which to preserve the business of Interfocus Group Limited and its primary operating subsidiary, Interfocus Network Limited.

J. Maxxcom has requested that the Lenders waive certain Pending Events of Default (as defined in the Credit Agreement) and Events of Default (as defined in the Credit Agreement) that could result from the facts set forth in the recitals above and the implementation of the Pre-Packaged Receivership.

K. The Lenders have agreed to accommodate the requests of Maxxcom in relation to the Pre-Packaged Receivership on the terms and conditions set forth herein.

         FOR VALUE RECEIVED and intending to be legally bound by this Agreement, the parties hereby agree as follows:

Section 1 - Interpretation

         Capitalized terms used herein, unless otherwise defined or indicated herein (including in Appendix B), have the respective meanings defined in the Credit Agreement.

Section 2 - Recitals

         Each of the Borrowers and the Guarantors acknowledge and agree that the Recitals to this Agreement are true in substance and in fact.

Section 3 - Forbearances

         If Maxxcom proceeds with the implementation of the Pre-Packaged Receivership, the Lenders agree, subject to Sections 4, 5 and 6 hereof, that they will not take steps to accelerate the Obligations under the Credit Agreement pursuant to Section 8.2 thereof or take steps to enforce any of the Security (as defined in the Credit Agreement) in relation to the facts described in the Recitals to this Agreement on the basis that:

         (a) Interfocus Group Limited has ceased or threatened to cease carrying on its business, admitted its inability to pay its debts generally or otherwise acknowledged its insolvency in writing under Section 8.1(f) of the Credit Agreement;

         (b) Interfocus Group Limited has permitted a material default under one or more agreements or instruments relating to indebtedness in the aggregate amount of more than Cdn. $500,000 and was unable to cure or satisfy such default within the applicable grace period specified in such agreement under Section 8.1(h) of the Credit Agreement;

         (c) Interfocus Network Limited has permitted a material default under one or more agreements or instruments relating to indebtedness in the aggregate amount of more than Cdn. $500,000 and was unable to cure or satisfy such default within the applicable grace period specified in such agreement under Section 8.1 (h) of the Credit Agreement;

         (d) Interfocus Group Limited has become subject to a proceeding seeking the appointment of a receiver which has a material and adverse effect on a material part of its Property under
                  Section 8.1(i)(iii) of the Credit Agreement; or

         (e) that Interfocus Group Limited has become subject to a settlement in respect of a claim or action under which it has an obligation to pay an amount in excess of Cdn. $1,000,000 under Section 8.1(1) of the Credit Agreement.

Section 4 - Restricted Party Undertakings

         Maxxcom shall:

         (a) on or prior to 14 August 2003, deliver or cause to be delivered to the Agent, for and on behalf of the Lenders, item (h) in the definition of Outstanding Documents (as defined in Appendix B) and, on or prior to 22 August 2003, each of the other Outstanding Documents, all such documentation to be in form and substance satisfactory to the Agent;

         (b) on or prior to 7 September 2003, deliver or cause to be delivered to the Agent, for and on behalf of the Lenders, all of the New Interfocus Documentation (as defined in Appendix B), all such documentation to be in form and substance satisfactory to the Agent;

         (c) on or prior to 7 September 2003, deliver or cause to be delivered to the Agent, for and on behalf of the Lenders, each of the New Interfocus Opinions (as defined in Appendix
                  B), all such documentation to be form and substance satisfactory to the Agent;

         (d) on or prior to 7 September 2003, deliver or cause to be delivered to the Agent, for and on behalf of the Lenders, all of the Newco Documentation (as defined in Appendix B), all such documentation to be in form and substance satisfactory to the Agent;

         (e) on or prior to 7 September 2003, deliver or cause to be delivered all such further documentation as the Agent may reasonably require in connection with the Outstanding Documents, the New Interfocus Documentation, the New Interfocus Opinions and the Newco Documentation, all such documentation to be in form and substance satisfactory to the Agent; and

         (f) on or prior to 7 September 2003, deliver or cause to be delivered to the Agent, for and on behalf of the Lenders, copies of all documentation executed and delivered in relation to the Pre-Packaged Receivership or otherwise evidencing the steps and transaction comprising the Pre-Packaged Receivership.

Section 5 - No Further Forbearance

         The forbearances provided for in Section 3 shall immediately terminate and cease, and be of no further force or effect, upon the occurrence of any of the following events:

         (a) the failure by any Restricted Party or Newco to deliver any of the material contemplated in Section 4 within the time limits set forth therein or, without limitation of the foregoing, any other default in compliance by any Restricted Party with respect to any of its obligations under this Agreement; or

         (b) the implementation of the Pre-Packaged Receivership in a manner or order other than as described in Appendix A including, without limitation, taking any step or entering into any transaction which is not described in Appendix A; or

         (c)      there being any defect in any of the Existing
                  Maxxcom/Interfocus Security; or

         (d) should any of the Recitals be untrue in substance or in fact; or

         (e) should all of the steps and transactions comprising the Pre-Packaged Receivership not be completed on or prior to 15 August 2003 for any reason;

         (f) should the Pre-Packaged Receivership or any step or part thereof, or the implementation thereof, or any part thereof, be challenged, contested or otherwise disputed by any Person, by any means available to such Person and such challenge not be disposed of within six months of the date such challenge is made; or

         (g) should the value of (i) the assets of Interfocus Group Limited on a consolidated basis or (ii) the shares of Interfocus Network Limited, be greater than the amount of the indebtedness owed by Interfocus Group Limited to Maxxcom; or

         (h) should any action be brought or claim be made, by any Person, against Maxxcom or any other Restricted Party (other than Interfocus Group Limited, Interfocus Network Limited or any subsidiary of Interfocus Network Limited) in relation to the matters disclosed in the Recitals to this Agreement, the Pre-Packaged Receivership or the letter agreement dated 5 September 2000 between Maxxcom and Sevco 1156 Limited (now Interfocus Group Limited) relating to certain funding obligations of Maxxcom; or

         (i) the occurrence of any other Pending Event of Default or Event of Default under the Credit Agreement.

Section 6 - Forbearance Limited

         The forbearances provided for in Section 3 apply only to the facts set forth in the Recitals to this Agreement and shall not apply to, and shall in no way restrict, any rights of the Agent or the Lenders in any other circumstances whatsoever, all of which rights are expressly reserved.

Section 7 - Conditions Precedent to Effectiveness of this Agreement

         This Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:

         (a) due execution and delivery of this Agreement by each of the Borrowers and the Guarantors;

         (b) due execution and delivery of this Agreement by the Majority Lenders in accordance with Section 9.9 of the Credit Agreement;

         (c) the Agent having received, for the account of each of the consenting Lenders, an amendment fee of Cdn. $60,000 (being 10 basis points of the Credit Limit), to be paid in accordance with their respective Proportionate Shares;

         (d) the Agent being satisfied that there exists no Event of Default or Pending Event of Default, other than the Pending Events of Default and/or the Events of Default described in
                  Section 3, as at the date of execution of this Agreement;
                  and

         (e) the Agent having received evidence, reasonably satisfactory to it, that the Mezz Agent and the Mezz Holders have, for the purposes of the Mezz Debenture, consented to each of the matters set forth in this Agreement or that such consent is not required under the Mezz Debenture, the Agent being satisfied with the other amendments to the Mezz Credit Documents made in that connection and having been provided with executed copies of all such documentation.

Section 8 - Continuing Effect of Credit Agreement

         The Credit Agreement and each of the other Credit Documents shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Each of the Borrowers and the Guarantors confirms that the guarantees and Security made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the forbearance to the provisions of the Credit Agreement contained herein.

Section 9 - Severability

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidation of the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdictions.

Section 10 - Successors and Assigns

         This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and assigns.

Section 11 - Amendments

         This Agreement may be modified, cancelled or extended at any time, but only with the written consent and agreement of the Majority Lenders and each of the Borrowers and the Guarantors.

Section 12 - Further Assurances

         Each of the Borrowers and the Guarantors shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the Agent may require from time to time for the purposes of giving effect to this Agreement and shall use reasonable efforts and take all such steps as may be within its power to implement, to the full extent, the provisions of this Agreement.

Section 13 - Counterparts and Facsimile

         This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Agreement shall be deemed to be valid execution and delivery thereof.

Section 14 - Governing Law

         The parties agree that this Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

                           [Execution Pages Follow]

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

                                                    -7-
         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

                                                    -7-
         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

         IN WITNESS OF WHICH, the parties have executed this Agreement.

THE LENDERS
-----------

THE BANK OF NOVA SCOTIA                               THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

CANADIAN IMPERIAL BANK OF COMMERCE                    CIBC INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:
                                                            (CIBC World Markets Corp., as agent for C113C
                                                            Inc.)
By:  ____________________________________________
       Name:
       Title:

BANK OF MONTREAL                                      BANK OF MONTREAL, by its Chicago
                                                      branch

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

ROYAL BANK OF CANADA                                  ROYAL BANK OF CANADA, by its Grand Cayman (North
                                                      America No. 1)

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:


THE TORONTO-DOMINION BANK                             TORONTO DOMINION (TEXAS), INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:


THE TORONTO-DOMINION BANK                             TORONTO DOMINION (TEXAS), INC.

By:  ____________________________________________     By:  _______________________________________________
       Name:                                                 Name:
       Title:                                                Title:

THE BORROWERS
-------------

MAXXCOM INC., an Ontario corporation                  MAXXCOM INC., a Delaware corporation


By:  ____________________________________________     By:  _______________________________________________
       G. Gibson                                             G. Gibson
       Authorized Signing Officer                            Authorized Signing Officer

By:  ____________________________________________     By:  _______________________________________________
       R. Dickson                                            R. Dickson
       Authorized Signing Officer                            Authorized Signing Officer



THE GUARANTORS

MAXXCOM (NOVA SCOTIA) CORP                            BRATSKEIR & COMPANY, INC.
MAXXCOM (USA) FINANCE                                 CPB ACQUISITION INC.
   COMPANY                                            CORMARK COMMUNICATIONS INC.
MAXXCOM (USA) HOLDINGS INC.                           CAMPBELL & PARTNERS
1220777 ONTARIO LIMITED                                   COMMUNICATIONS LTD.
1385544 ONTARIO LIMITED                               AMBROSE CARR LINTON CARROLL
2026646 ONTARIO LIMITED INC.                              INC.
MAXXCOM INTERACTIVE INC.                              STUDIO TYPE INC.
MF+P ACQUISITION CO.
SMI ACQUISITION CO
ACCENT ACQUISITION CO.
FMA ACQUISIT  CO.

By:  ____________________________________________     By:  _______________________________________________
       G. Gibson                                             R. Dickson
       Authorized Signing Officer                            Authorized Signing Officer


MACKENZIE MARKETING, INC. TC ACQUISITION INC.
CHINNICI DIRECT, INC.

By:  ____________________________________________
       G. Gibson
       Authorized Signing Officer

                                  APPENDIX A
                   DESCRIPTION OF PRE-PACKAGED RECEIVERSHIP

1. Newco is incorporated under the laws of England on 24 June 2003 and on 14 August 2003

2. issues one share in its capital stock to Maxxcom for(pound)1, such that Newco is wholly-owned by Maxxcom.

3.       Maxxcom delivers a letter dated 13 August 2003 to Interfocus Network
         Limited

4. demanding that Interfocus Network Limited repay the intercompany loan owing to Maxxcom in the amount of(pound)625,000 (the "INL Intercompany Loan").

5. The Board of Directors of Interfocus Network Limited, at a meeting properly constituted

6. and with the Maxxcom appointees to the Board declaring their interests in the matter under consideration, meets on 14 August 2003 to consider the demand letter received from Maxxcom, concludes that Interfocus Network Limited is unable to meet the demand and authorizes Interfocus Network Limited to respond to the demand letter to such effect.

7. Interfocus Network Limited delivers a letter dated 14 August 2003 to Maxxcom stating

8.       that it is unable to repay the INL Intercompany Loan.

9. Maxxcom delivers a letter dated 14 August 2003 to Interfocus Group Limited demanding

10. that Interfocus Group Limited repay the intercompany loan owing to Maxxcom in the amount of (pound)2,530,033 (the "IGL Intercompany Loan"), which is immediately due and payable, as a result of the failure of Interfocus Network Limited to repay the INL Intercompany Loan.

11. The Board of Directors of Interfocus Group Limited, at a meeting properly constituted and

12. with the Maxxcom appointees to the Board declaring their interests in the matters under consideration, meets on 14 August 2003 to consider the demand letter received from Maxxcom, concludes that Interfocus Group Limited is unable to meet the demand and authorizes Interfocus Group Limited to respond to the demand letter to such effect, further authorizes Maxxcom to appoint a receiver for Interfocus Group Limited and further authorizes the cooperation of Interfocus Group Limited with the appointed receiver.

13. Interfocus Group Limited delivers a letter dated 14 August 2003 to Maxxcom stating that

14.      it is unable to repay the IGL Intercompany Loan.

15. Interfocus Group Limited delivers a letter dated 15 August 2003 to Maxxcom requesting

16.      the appointment of Moore Stephens as receiver of Interfocus Group
         Limited.

17. Maxxcom makes the Instrument of Appointment dated 15 August 2003 appointing Moore

18.      Stephens as receiver of Interfocus Group Limited.

19. Moore Stephens accepts its appointment as receiver of Interfocus Group Limited by way

20.      of an Acceptance Letter dated 15 August 2003.

21.      -2-

22. Newco, Interfocus Group Limited (In Administrative Receivership) and the Receivers (as

23. defined therein) enter into the Warranty Deed dated 15 August 2003 whereby Maxxcom, for and on behalf of its Representatives (as defined therein) make certain representations and warranties in connection with the sale by Interfocus Group Limited (In Administrative Receivership) of the sale 25,000 ordinary shares of Interfocus Network Limited to Newco and the sale of 142,856 ordinary shares of Interfocus Direct Limited and 14,250 ordinary shares and 3,750 "C" shares of Interfocus Technology Group Limited to Interfocus Network Limited.

24.      Interfocus Network Limited, Interfocus Group Limited (In
         Administrative Receivership)

25. and the Receivers (as defined therein) enter into the Share Purchase Agreement dated 15 August 2003 whereby Interfocus Group Limited (In Administrative Receivership) sells 142,856 ordinary shares of Interfocus Direct Limited for (pound)1 and 14,250 ordinary shares and 3,750 "C" shares of Interfocus Technology Group Limited for (pound)1 to Interfocus Network Limited. Receipt of the amount of (pound)2 paid in cash by Newco to complete the acquisition of the shares of Interfocus Direct Limited and Interfocus Technology Group Limited is acknowledged by Interfocus Group Limited (In Administrative Receivership) therein.

26. Newco, Interfocus Group Limited (In Administrative Receivership) and the Receivers (as

27. defined therein) enter into the Share Purchase Deed dated 15 August 2003 whereby Interfocus Group Limited (In Administrative
         Receivership) sells 25,000 ordinary shares of Interfocus Network Limited to Newco for (pound)2,250,000 (the "INL Share Purchase Deed").

28. Maxxcom and Newco enter into the Deed of Undertaking dated 15 August 2003 whereby

29. Maxxcom agrees to satisfy the amount owing by Newco to Interfocus Group Limited (In Administrative Receivership) to complete the share acquisition contemplated by the INL Share Purchase Deed by setting off the amount of (pound)2,250,000 owing by Newco to Interfocus Group Limited (In Administrative Receivership) under the INL Share Purchase Deed against the amount of (pound)2,250,000 owing by Interfocus Group Limited (In Administrative Receivership) to Maxxcom in partial satisfaction of the IGL Intercompany Loan, and (b) each of Newco and Maxxcom agree to enter into the Facility Letter/Promissory Note dated 15 August 2003 made by Newco in favour of Maxxcom in the amount of (pound)2,250,000.

30. Maxxcom, Interfocus Group Limited (In Administrative Receivership) and the Receivers

31. (as defined therein) enter into the Deed of Waiver dated 15 August 2003 whereby Maxxcom sets-off the amount of (pound)2,250,000, the amount owing by Newco under the INL Share Purchase Deed, against the amount of (pound)2,250,000, an amount owing by Interfocus Group Limited (In Administrative Receivership) to Maxxcom in partial satisfaction of the IGL Intercompany Loan.

                                  APPENDIX B
                                  DEFINITIONS

1.       "Existing Maxxcom/Interfocus Security" means, collectively, the:

         (a) Facility Letter/Promissory Note dated 26 July 2001 made by Interfocus Group Limited in favour of Maxxcom;

         (b) Security Agreement Deed dated 30 July 2001 made by Interfocus Group Limited in favour of Maxxcom;

         (c) (c) Mortgage of Shares dated 30 July 2001 made by Interfocus Group Limited in favour of Maxxcom relating to shares of Interfocus Direct Limited and Grange Advertising Limited (now known as Interfocus Technology Group Limited) as amended by the Supplemental Mortgage of Shares dated 25 February 2003 made by Interfocus Group Limited in favour of Maxxcom relating to shares of Interfocus Technology Limited (formerly known as Grange Advertising and Marketing Communications Limited and known as at 28 February 2003 as Interfocus Network Limited); and

         (d) (d) Facility Letter/Promissory Note dated 31 May 2002 made by Interfocus Network Limited in favour of Maxxcom in the amount of (pound)500,000, together with the additional loan provided by Maxxcom to Interfocus Network Limited in July 2003 in the amount of (pound)125,000.

2.       "New Interfocus Opinions" means, collectively, the:

         (a) Opinion of Osborne Clarke regarding enforceability of the English law New Interfocus Documentation, the English law Newco Documentation and the related security registrations effected in the United Kingdom;

         (b) Opinion of Osborne Clarke regarding the issued and outstanding share capital of Newco, Interfocus Group Limited, Interfocus Network Limited, Interfocus Technology Group Limited, Interfocus Direct Limited and Interfocus Technology Limited; and

         (c) Opinion of Ontario counsel to the Restricted Parties regarding enforceability of the Ontario law New Interfocus Documentation, the Ontario law Newco Documentation and the related security registrations effected in Ontario.

3. "New Interfocus Documentation" means, collectively, the following documentation (together with all necessary certificates and all related security registrations to be effected in the United Kingdom and Ontario where such filing, registration or recording is necessary or desirable to preserve, protect or perfect the validity, enforceability or priority of the security created thereby):

         (a) Amendment to the Credit Agreement by which, inter alia, additional restrictions are placed on Interfocus Technology Group Limited, Grange USA, Inc., Interfocus Direct Limited and Interfocus Technology Limited;

         (b) Amendment (replacement of schedules) to the existing Assignment of Intercorporate Debt and Security made by Maxxcom in favour of the Agent in relation to items (c) and
                  (d);

         (c) Original Amended and Restated Facility Letter/Promissory Note made by Interfocus Network Limited in favour of Maxxcom in the amount of (pound)625,000;

         (d) Original Security Agreement Deed made by Interfocus Network Limited in favour of Maxxcom in support of obligations under item (c);

         (e) Adoption Agreement between Interfocus Network Limited and the Agent;

         (f) Security Agreement Deed made by Interfocus Network Limited in favour of the Agent;

         (g) Mortgage of Shares made by Interfocus Network Limited in favour of the Agent relating to shares of Interfocus Direct Limited and Interfocus Technology Group Limited, together with original share certificates and stock transfers;

         (h) Acknowledgment and Confirmation re Existing Security made by Interfocus Network Limited (formerly known as Interfocus Technology Limited and Grange Advertising and Marketing Communications Limited), Interfocus Technology Group Limited (formerly known as Grange Advertising Limited) and Grange USA, Inc. in favour of the Agent;

         (i) Adoption Agreement between Interfocus Technology Group Limited and the Agent;

         (j)      Adoption Agreement between Grange USA, Inc. and the Agent;
                  (k) Adoption Agreement between Interfocus Direct Limited and the Agent; and (1) Adoption Agreement between Interfocus Technology Limited and the Agent.

4. "Newco" means Oval (1873) Limited, a company incorporated under the laws of England.

5. "Newco Documentation" means, collectively, the following documentation (together with all necessary certificates and all related security registrations to be effected in the United Kingdom and Ontario where such filing, registration or recording is necessary or desirable to preserve, protect or perfect the validity, enforceability or priority of the security created thereby):

         (a) Securities Pledge Agreement made by Maxxcom in favour of the Agent of all of the shares of Newco, together with original share certificate and stock transfer;

         (b) Amendment (replacement of schedules) to the existing Assignment of Intercorporate Debt and Security made by Maxxcom in favour of the Agent in relation to items (c) and
                  (d);

         (c) Original Facility Letter/Promissory Note made by Newco in favour of Maxxcom re advance made to Newco for its acquisition of the shares of Interfocus Network Limited;

         (d) Original Security Agreement Deed made by Newco in favour of Maxxcom in support of obligations under item (c);

         (e)      Adoption Agreement between Newco and the Agent;

         (f) Guarantee made by Newco in favour of the Agent of debts, liabilities and obligations of Maxxcom to the Agent;

         (g) Security Agreement Deed made by Newco in favour of the Agent; and

         (h) Mortgage of Shares made by Newco in favour of the Agent relating to shares of Interfocus Network Limited, together with original share certificates) and stock transfer(s).

6.       "Outstanding Documents" means, collectively, the:

         (a) Original Facility Letter/Promissory Note dated 31 May 2002 made by Interfocus Network Limited in favour of Maxxcom;

         (b) Original Security Agreement dated 31 May 2002 between Interfocus Network Limited and Maxxcom;

         (c) Original Promissory Note dated 25 February 2003 in the principal amount of (pound)900,000 made by Interfocus Group Limited in favour of Interfocus Technology Group Limited (formerly known as Grange Advertising Limited);

         (d) Certified evidence of Registration of a Mortgage or Charge pursuant to section 401(2) of the Companies Act 1985 made by the Registrar of Companies for England and Wales re registration on 17 March 2003 against Interfocus Group Limited in favour of the Agent as first ranking assignee of Maxxcom re Supplemental Mortgage of Shares made by Interfocus Group Limited in favour of Maxxcom;

         (e) Original share certificate re 3,750 ordinary shares of Interfocus Technology Group Limited (formerly known as Grange Advertising Limited);

         (f) Original stock transfer re 3,750 ordinary shares of Interfocus Technology Group Limited (formerly known as Grange Advertising Limited), executed in blank;

         (g) Original Promissory Note dated 25 February 2003 in the principal amount of (pound)282,156 made by Interfocus Technology Limited (formerly known as Grange Advertising and Marketing Communications Limited and known at 28 February 2003 as Interfocus Network Limited) in favour of Interfocus Network Limited (known at 28 February 2003 as Interfocus Technology Limited);

         (h) Opinion of Allen & Overy regarding enforceability of security and related documentation delivered in connection with the Interfocus-Grange reorganization in July 2001; and

         (i) Opinion of Osborne Clarke regarding enforceability of documentation relating to the 2003 reorganization and the related security registrations effected in the United